UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 25, 2026
DEFI DEVELOPMENT CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-41748	83-2676794
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6401 Congress Avenue, Suite 250 Boca Raton, FL	33487
(Address of registrant’s principal executive office)	(Zip code)
(561) 559-4111
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	DFDV	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Common Stock	DFDVW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On June 25, 2026, DeFi Development Corp. (the “Company”) filed (i) articles of conversion and articles of incorporation with the Nevada Secretary of State and (ii) a certificate of conversion with the Delaware Secretary of State, pursuant to which the reincorporation of the Company from the State of Delaware to the State of Nevada (the “Nevada Reincorporation”) became effective on June 26, 2026, at 3:01 a.m. Eastern Time (12:01 a.m. Pacific Time) (the “Effective Time”). At the Effective Time:
•the Company’s state of incorporation changed from the State of Delaware to the State of Nevada; and
•the internal affairs of the Company ceased to be governed by the laws of the State of Delaware and the Company’s existing Amended and Restated Certificate of Incorporation, as amended, and Amended and Restated Bylaws, and instead became governed by the laws of the State of Nevada and the articles of incorporation filed with the Nevada Secretary of State (the “Nevada Charter”) and the bylaws (the “Nevada Bylaws”) approved by the Company’s board of directors (the “Board”).
The Nevada Reincorporation did not result in any change in headquarters, business, jobs, management, properties, location of any of the Company’s offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the transaction costs related to the Nevada Reincorporation). The Nevada Reincorporation did not adversely affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements continue to be the rights and obligations of the Company after the Nevada Reincorporation.
At the Effective Time, each outstanding share of common stock, par value $0.00001 per share, of the Delaware corporation (the “Delaware common stock”) automatically converted into one outstanding share of common stock, par value $0.00001 per share, of the Nevada corporation (the “Nevada common stock”), and each outstanding share of Series A Preferred Stock, par value $0.00001 per share, of the Delaware corporation automatically converted into one outstanding share of Series A Preferred Stock, par value $0.00001 per share, of the Nevada corporation. Stockholders do not need to exchange their existing book-entry shares for new book-entry entitlements.
At the Effective Time, each outstanding stock option, restricted share, restricted stock unit, warrant, convertible note, purchase right, or other right to acquire shares of the Company’s common stock, as applicable, became an option, restricted share, restricted stock unit, warrant, convertible note, purchase right, or other right, as applicable, to acquire an equal number of shares of Nevada common stock under the same terms and conditions.
The Nevada common stock continues to be traded on the Nasdaq Stock Market LLC under the symbol “DFDV.”
Certain rights of the Company’s stockholders changed as a result of the Nevada Reincorporation. A more detailed description of the Plan of Conversion, Nevada Charter, Nevada Bylaws, and the effects of the Nevada Reincorporation is set forth in the Information Statement filed by the Company with the Securities and Exchange Commission (the “SEC”) on June 5, 2026.
Copies of the Plan of Conversion, Nevada Charter and Nevada Bylaws are filed as Exhibits 2.1, 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
A legal opinion of Brownstein Hyatt Farber Schreck, LLP is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference into the Company’s Registration Statements on Form S-8 (File Nos. 333-289974, 333-290116 and 333-293054) filed with the SEC on September 2, 2025, September 8, 2025, and January 29, 2026, respectively.
A legal opinion of Brownstein Hyatt Farber Schreck, LLP is filed as Exhibit 5.2 to this Current Report on Form 8-K and is incorporated by reference into the Company’s Registration Statement on Form S-3 (File No. 333-295142), filed with the SEC on April 17, 2026, and the prospectus supplement dated May 1, 2026 filed thereunder, as amended and supplemented by supplement no. 1, dated June 1, 2026, with respect to the ATM Shares (as defined in the legal opinion).
A legal opinion of Brownstein Hyatt Farber Schreck, LLP is filed as Exhibit 5.3 to this Current Report on Form 8-K and is incorporated by reference into the Company’s Registration Statements on Form S-1 (File Nos. 333-287964, 333-288067, 333-290133, and 333-291128), filed with the SEC on June 11, 2025 (as amended on June 23, 2025), June 16, 2025 (as amended on June 20, 2025), September 9, 2025 (as amended on October 14, 2025), and October 28, 2025, respectively.

Cautionary Note Regarding Forward-Looking Statements.

This Form 8-K and the exhibits attached hereto contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Nevada Reincorporation. These forward-looking statements are based on the Company’s current assumptions, expectations and beliefs and are subject to substantial risks, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement. These risks include, but are not limited to, market risks, trends and conditions, and are more fully described in the section captioned “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other reports the Company files with the SEC.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
2.1	Plan of Conversion of DeFi Development Corp.
3.1	Articles of Incorporation of DeFi Development Corp.
3.2	Bylaws of DeFi Development Corp.
5.1	Opinion of Brownstein Hyatt Farber Schreck, LLP.
5.2	Opinion of Brownstein Hyatt Farber Schreck, LLP.
5.3	Opinion of Brownstein Hyatt Farber Schreck, LLP.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2026	DEFI DEVELOPMENT CORP.

	By:	/s/ Joseph Onorati
	Name:	Joseph Onorati
	Title:	Chairman & CEO
3